UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 13, 2016

Date of report (date of earliest event reported)

DIGI INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On November 13, 2016, Digi International Inc. (“Digi”) issued a press release announcing that, after careful evaluation and in consultation with its independent financial and legal advisors, the Digi Board of Directors unanimously rejected an unsolicited, conditional and non-binding proposal from Belden, Inc. to acquire Digi for $13.82 per share in cash. A copy of Digi’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is filed herewith:

99.1	Press Release dated November 13, 2016, announcing Board rejection of Belden proposal.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 14, 2016

DIGI INTERNATIONAL INC.

By:	/s/ David H. Sampsell
David H. Sampsell
Vice President, General Counsel & Corporate
Secretary